UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2026

CAVA Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41721	47-3426661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14 Ridge Square NW, Suite 500
Washington, DC 20016
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 400-2920
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CAVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.

On September 17, 2026, the Board of Directors of CAVA Group, Inc. (the “Company”) approved a share repurchase program with authorization to purchase up to $100 million of its outstanding shares of common stock. Repurchases under the program may be made in the open market, in privately negotiated transactions or by other means, including through trading plans intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934 (the “Exchange Act”), with the amount and timing of repurchases to be determined at the Company’s discretion, depending on market and business conditions, and prevailing stock prices among other factors. Open market repurchases will be structured to occur in accordance with applicable federal securities laws.
The share repurchase program will expire on September 17, 2027. This program does not obligate the Company to acquire any particular amount of common stock, and may be modified, suspended or terminated at any time at the Company's discretion. The Company expects to fund repurchases with a combination of existing cash and cash equivalents and cash flows from operations.
On September 18, 2026, the Company issued a press release announcing the share repurchase program. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.
The information contained in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by CAVA Group, Inc. on September 18, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2026	CAVA Group, Inc.

	By:	/s/ Tricia Tolivar
	Name:	Tricia Tolivar
	Title:	Chief Financial Officer (duly authorized officer and principal financial officer)